                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 15, 2004

                    ----------------------------------------

                 Chase Manhattan Bank, USA National Association
                     on behalf of the Chase USA Master Trust
                      (formerly the Providian Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                         33-59922
                                         33-84844
                                         33-99462
                                         333-22131
                                         333-55817
                                         333-39856
       United States                     000-22305               22-2382028
------------------------------   -------------------------   -------------------
(State or other jurisdiction     (Commission File Numbers)     (IRS Employer
     of incorporation)                                       Identification No.)


              White Clay Center, Building 200, Newark, DE        19711
              -------------------------------------------    -------------
              (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


                                 Not Applicable

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events:

         Chase USA Master Trust is the issuer of a number of outstanding series of asset backed securities.

         On January 15, 2004, Chase Manhattan Bank USA, National Association ("Chase USA") distributed monthly payments to the holders of the Chase USA Master Trust Series 1997-2, Series 1999-1, Series 2000-1, Series 2000-2 and Series 2000-3. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit
20.1 to this current report on Form 8-K.

Item 7(c).  Exhibits

                  Exhibits       Description
                  --------       --------------

                  20.1 Monthly Reports with respect to the January 15, 2004 distribution

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on behalf of the Chase USA Master Trust by the undersigned hereunto duly authorized.

                                                  CHASE USA MASTER TRUST

                                                  By: CHASE MANHATTAN BANK USA,
                                                  NATIONAL ASSOCIATION
                                                  as Servicer

                                                  By:  /s/ Patricia M. Garvey
                                                  ---------------------------
                                                  Patricia M. Garvey
                                                  Vice President

Date: January 16, 2004


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                                EXHIBIT INDEX

                  Exhibits      Description
                  --------      ---------------

                  20.1 Monthly Reports with respect to the January 15, 2004 distribution